EXHIBIT 99.3(a)

LOCATION BASED TECHNOLOGIES CORP.
(FORMERLY POCKETFINDER, INC.)
AND AFFILIATED COMPANY
(A Development Stage Company)

COMBINED FINANCIAL STATEMENTS
(Unaudited)

FOR THE THREE AND NINE-MONTHS ENDED MAY 31, 2007
AND FOR THE PERIOD FROM
INCEPTION (SEPTEMBER 16, 2005)
THROUGH MAY 31, 2007

TABLE OF CONTENTS

Financial Statements

Combined Balance Sheet	1

Combined Statements of Operations	2

Combined Statement of Changes in Stockholders’ and Members’ Equity (Deficit)	3

Combined Statements of Cash Flows	5

Notes to Combined Financial Statements	7

LOCATION BASED TECHNOLOGIES, CORP.
 (Formerly PocketFinder, Inc.) AND POCKETFINDER, LLC
(A Development Stage Company)
COMBINED BALANCE SHEET
MAY 31, 2007
(UNAUDITED)

ASSETS
Current assets
Cash	$691,478

Total current assets	691,478

Property and equipment, net of accumulated depreciation	190,296

Other assets
Patents and trademarks	967,426
Deposits	7,060

Total other assets	974,486

Total assets	$1,856,260

LIABILITIES AND STOCKHOLDERS’ AND MEMBERS’ EQUITY (DEFICIT)

Current liabilities
Accounts payable and accrued expenses	$145,800
Accrued officer compensation	473,975
Advances from officer	25,020
Convertible notes payable	1,008,000
Notes payable, related party	50,000
Accrued interest, related party	5,000

Total current liabilities	1,707,795

Notes payable, related party	813,500
Accrued interest, related party	104,391

Total liabilities	2,625,686

Stockholders’ and members’ equity (deficit)
Common stock, $.00001 par value; 200,000,000 shares authorized, no shares issued and outstanding	-
Common stock to be issued	2
Additional paid-in-capital	171,998
Class A Membership Units: 10.6 units issued and outstanding	465,000
Class C Membership Units: 3 units issued and outstanding	150,000
Deficit accumulated during development stage	(1,556,426)

Total stockholders’ and members’ equity (deficit)	(769,426)

Total liabilities and stockholders’ and members’ equity (deficit)	$1,856,260

See accompanying notes to combined financial statements.

LOCATION BASED TECHNOLOGIES, CORP.
 (Formerly PocketFinder, Inc.) AND POCKETFINDER, LLC
(A Development Stage Company)
COMBINED STATEMENTS OF OPERATIONS
 (UNAUDITED)

					Cumulative For
				For the Period	the Period from
				from Inception	Inception
			For the Nine	(September 16,	(September 16,
	For the Three Months Ended May 31,		Months Ended	2005) through	2005) through
	2007	2006	May 31, 2007	May 31, 2006	May 31, 2007

Net revenue	$-	$-	$-	$-	$-

Operating expenses
General and administrative	53,743	1,209	119,944	7,368	142,270
Officer compensation	90,000	94,500	270,000	252,000	765,000
Professional fees	12,929	25,000	5,255	59,575	122,584
Rent	17,746	-	53,891	-	81,133
Research and development	75,865	-	261,284	-	327,848

Total operating expenses	250,283	120,709	710,374	318,943	1,438,835

Other income (expense)
Interest expense	(50,856)	(29,193)	(60,856)	(35,825)	(114,391)

Net loss before income taxes	(301,139)	(149,902)	(771,230)	(354,768)	(1,553,226)

Provision for income taxes	-	-	1,600	800	3,200

Net loss	$(301,139)	$(149,902)	$(772,830)	$(355,568)	$(1,556,426)

See accompanying notes to combined financial statements.

LOCATION BASED TECHNOLOGIES, CORP.
(formerly PocketFinder, Inc.) AND POCKETFINDER, LLC
(A Development Stage Company)
COMBINED STATEMENT OF CHANGES IN STOCKHOLDERS’ AND MEMBERS’ EQUITY (DEFICIT)
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH MAY 31, 2007
(UNAUDITED)

									Total
								Deficit	Stockholders’
	Common Stock			Membership Units				Accumulated	and
		Common	Additional	Class A		Class C		During	Members’
	Number of	Stock To	Paid-In	Member-		Member-		Development	Equity
	Shares	Be Issued	Capital	ship Units	Amount	ship Units	Amount	Stage	(Deficit)

Balance, September 16, 2005	-	$-	$-	-	$-	-	$-	$-	$-

Cash received for 20,000 shares of common stock to be issued, November 30, 2005	-	-	20,000	-	-	-	-	-	20,000

Shares of common stock to be issued for services, November 30, 2005	-	-	30,000	-	-	-	-	-	30,000

Cash received for 25,000 shares of common stock to be issued, March 14, 2006	-	-	25,000	-	-	-	-	-	25,000

Cash received for 50,000 shares of common stock to be issued, August 4, 2006, net of offering costs	-	1	46,999	-	-	-	-	-	47,000

Cash received for 50,000 shares of common stock to be issued, August 18, 2006	-	1	49,999	-	-	-	-	-	50,000

Issuance of Class A membership units for services, July 2006	-	-	-	1.5	75,000	-	-	-	75,000

Issuance of Class C membership units for services, July 2006	-	-	-	-	-	3	150,000	-	150,000

Net loss	-	-	-	-	-	-	-	(783,596)	(783,596)

Balance, August 31, 2006	-	2	171,998	1.5	75,000	3	150,000	(783,596)	(386,596)

See accompanying notes to combined financial statements.

LOCATION BASED TECHNOLOGIES, CORP.
(formerly PocketFinder, Inc.) AND POCKETFINDER, LLC
(A Development Stage Company)
COMBINED STATEMENT OF CHANGES IN STOCKHOLDERS’ AND MEMBERS’ EQUITY (DEFICIT)
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH MAY 31, 2007
(UNAUDITED)

								Deficit	Total
	Common Stock			Membership Units				Accumulated	Stockholders’
		Common	Additional	Class A		Class C		During	and
	Number of	Stock To	Paid-In	Member-		Member-		Development	Members’
	Shares	Be Issued	Capital	ship Units	Amount	ship Units	Amount	Stage	Equit (Deficit)

Issuance of Class A Membership Units for cash, September 2006	-	-	-	3	150,000	-	-	-	150,000

Issuance of Class A Membership Units for cash, November 2006	-	-	-	.6	25,000	-	-	-	25,000

Issuance of Class A Membership Units for cash, February 2007	-	-	-	5	190,000	-	-	-	190,000

Issuance of Class A Membership Units for cash, March 2007	-	-	-	.5	25,000	-	-	-	25,000

Net Loss	-	-	-	-	-	-	-	(772,830)	(772,830)

Balance, May 31, 2007	-	$2	$171,998	10.6	$465,000	3	$150,000	(1,556,426)	(769,426)

See accompanying notes to combined financial statements.

LOCATION BASED TECHNOLOGIES, CORP.
(formerly PocketFinder, Inc.) AND POCKETFINDER, LLC
(A Development Stage Company)
COMBINED STATEMENTS OF CASH FLOWS
 (UNAUDITED)

			Cumulative
		For the Period	For the Period
		from Inception	from Inception
	For the Nine	(September 16,	(September 16,
	Months Ended	2005) through	2005) through
	May 31, 2007	May 31, 2006	May 31, 2007

Cash flows from operating activities
Net loss	$(772,830)	$(355,568)	$(1,556,426)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Depreciation	1,071	-	1,221
Issuance of common stock and Class A and C Membership Units for services	-	50,000	255,000
Changes in operating assets and liabilities
Increase in deposits	-	-	(7,060)
Increase in accounts payable and accrued expenses	130,531	230,225	145,800
Increase in accrued officer compensation	169,550	17,875	473,975
Increase in accrued interest, related party	55,856	35,825	109,391

Net cash used in operating activities	(415,822)	(21,643)	(578,099)

Cash flows from investing activities
Purchase of property and equipment	(189,717)	-	(191,517)
Addition to patents and trademarks	(52,486)	(6,200)	(67,426)

Net cash used in investing activities	(242,203)	(6,200)	(258,943)

Cash flows from financing activities
Proceeds from issuance of common stock and membership units	390,000	25,000	532,000
Advances from officer	5,935	-	25,020
Proceeds from notes payable, related party	-	25,000	50,000
Repayment on notes payable, related party	(58,000)	(19,000)	(86,500)
Proceeds from convertible notes payable	1,008,000	-	1,008,000

Net cash provided by financing activities	1,345,935	31,000	1,528,520

Net increase in cash	687,910	3,157	691,478

Cash, beginning of period	3,568	-	-

Cash, end of period	$691,478	$3,157	$691,478

See accompanying notes to combined financial statements.

LOCATION BASED TECHNOLOGIES, CORP.
(formerly PocketFinder, Inc.) AND POCKETFINDER, LLC
(A Development Stage Company)
COMBINED STATEMENTS OF CASH FLOWS
 (UNAUDITED)

			Cumulative
		For the Period	For the Period
		from Inception	from Inception
	For the Nine	(September 16,	(September 16,
	Months Ended	2005) through	2005) through
	May 31, 2007	May 31, 2006	May 31, 2007

Supplemental disclosure of cash flow information:

Income taxes paid	$800	$800	$800

Interest paid	$-	$-	$-

Supplementary disclosure of noncash financing and investing activities:

Issuance of common stock and Class A and C Membership Units for services	$-	$50,000	$255,000

Related party note payable issued in exchange for patents	$-	$900,000	$900,000

See accompanying notes to combined financial statements.

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH MAY 31, 2007
(UNAUDITED)

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Location Based Technologies Corp. (formerly PocketFinder, Inc.) (the “Company”) was incorporated under the laws of the State of California on September 16, 2005. On July 7, 2006, the Company established PocketFinder, LLC (“LLC”), a California Limited Liability Company.  On May 29, 2007, PocketFinder, Inc. filed amended articles with the Secretary of State to change its name to Location Based Technologies Corp.

All adjustments (consisting only of normal recurring adjustments) have been made which, in the opinion of management, are necessary for a fair presentation. Results of operations for the nine months ended May 31, 2007 and the period from inception (September 16, 2005) through May 31, 2007 are not necessarily indicative of the results that may be expected for any future period.

Certain information and footnote disclosures, normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America, have been omitted. These financial statements should be read in conjunction with the audited financial statements and notes for the period from inception (September  16, 2005) through August 31, 2006.

Merger

On August 24, 2007, Location Based Technologies Corp. (formerly PocketFinder, Inc.) merged with PocketFinder, LLC.  The merger was approved by the shareholders of Location Based Technologies Corp. and PocketFinder, LLC by unanimous written consent.  Location Based Technologies Corp. was the survivor of the merger with PocketFinder, LLC.

Each Class A Membership Unit of the LLC was converted into 50,000 shares of common stock of the Company or fraction thereof and each Class C Membership Unit of the LLC was cancelled.

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH MAY 31, 2007
(UNAUDITED)

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Nature of Business

The Company is in the development stage of creating PocketFinder personal locators. PocketFinders are small personal location devices designed to give parents, guardians, and pet owners peace of mind. Utilizing the U.S. Department of Defense’s multi-billon dollar Global Positioning System (GPS) satellites and existing wireless technology, our team of engineers have developed technology which allows our network of members to locate anyone carrying our device, whether that person is inside of a building/structure or in the great outdoors (Systems and Method Patent pending). PocketFinders are small, rugged, and water tight. The devices can be used to locate children, elderly or disabled persons and pets as well as for the tracking of valued personal property.

Principles of Combination

The combined financial statements include the accounts of Location Based Technologies Corp. and PocketFinder, LLC, which share common ownership and management.  All inter-company accounts and transactions have been eliminated in the combination.

Use of Estimates

The preparation of combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported periods.  Actual results could materially differ from those estimates.

Fair Value of Financial Instruments

Pursuant to SFAS No. 107, “Disclosures About Fair Value of Financial Instruments”, the Company is required to estimate the fair value of all financial instruments included on its balance sheet.  The carrying value of cash, accounts payable and accrued expenses approximate their fair value due to the short period to maturity of these instruments.

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH MAY 31, 2007
(UNAUDITED)

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line method and with useful lives used in computing depreciation ranging from 3 to 5 years. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Expenditures for maintenance and repairs are charged to operations as incurred; additions, renewals and betterments are capitalized.

Intangible Assets – Patents and Trademarks

The Company capitalizes internally developed assets related to certain costs associated with patents and trademarks. These costs include legal and registration fees needed to apply for and secure patents. As of May 31, 2007, the Company has capitalized $65,026 and $2,400 for patent and trademark related expenditures, respectively. The Company has not yet recorded amortization expense related to the patents because the patents are not subject to amortization until issued by the United States Patent Office and placed in service by the Company.  Intangible assets will be amortized in accordance with Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” ("SFAS 142") using the straight-line method over the shorter of their estimated useful lives or remaining legal life. The Intangible assets acquired from other enterprises or individuals in an “arms length” transaction are recorded at cost.

Long-Lived Assets

The Company accounts for its long-lived assets in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the historical cost carrying value of an asset may no longer be appropriate. The Company assesses recoverability of the carrying value of an asset by estimating the future net cash flows expected to result from the asset, including eventual disposition. If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset's carrying value and fair value or disposable value. As of May 31, 2007, the Company did not deem any of its long-term assets to be impaired.

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH MAY 31, 2007
(UNAUDITED)

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Research and Development

Research and development costs are clearly identified and are expensed as incurred in accordance with FASB statement No. 2, "Accounting for Research and Development Costs."  For the three months ended May 31, 2007 and 2006 the Company incurred $75,865 and $0 of research and development costs, respectively.   For the nine months ended May 31, 2007 and for the period from inception (September 16, 2005) through May 31, 2006, and 2007 the Company incurred $261,284, $0 and $327,848 of research and development costs, respectively.

Provision for Income Taxes

The Company accounts for income taxes under SFAS 109, “Accounting for Income Taxes”.  Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements’ carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs.  A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations. The Company has included its $800  and $1,600 franchise fee in its provision for the income taxes for the nine months ended May 31, 2007 and for the period from inception (September 16, 2005) through May 31, 2007, respectively.

The LLC has elected to be treated as a partnership for tax purposes.  Accordingly, income taxes are borne by the members and the LLC is subject to state limited liability company fees. The LLC has accrued and included its minimum tax of $800 and $1,600 in its provision for income taxes for the nine months ended May 31, 2007 and for the period from inception (September 16, 2005) through May 31, 2007, respectively.

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH MAY 31, 2007
(UNAUDITED)

2.	PROPERTY AND EQUIPMENT

Property and equipment at May 31, 2007 consists of the following:

Website development costs	$181,400
Computer and video equipment	8,351
Office furniture	1,766

191,517
Less: accumulated depreciation	(1,221)

Total property and equipment	$190,296

Depreciation expense of $1,071 and $0 was recorded the three months ended May 31, 2007 and 2006 and $1,071, $0 and $1,221 was recorded for the nine months ended May 31, 2007 and for the period from inception (September 16, 2005) through May 31, 2006, and 2007 respectively.

3.	CONVERTIBLE NOTES PAYABLE

From March 2007 through May 2007, the LLC entered into convertible note agreements totaling $1,008,000.  Under the terms of the agreements, amounts borrowed must be repaid by March 31, 2008 and accrue interest at the rate of 8% per annum.  At the option of the Company or the convertible note holder, the notes plus any accrued and unpaid interest may be converted into shares of the Company’s common stock on the basis of $1.00 per share or Class A Membership Units of the LLC on the basis of one Class A Membership Unit for each $50,000 of principal and/or interest converted.  The notes may be prepaid at any time, at the option of the Company, in whole or in part without penalty.

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH MAY 31, 2007
(UNAUDITED)

4.	NOTES PAYABLE – RELATED PARTY

On November 28, 2005, the Company entered into a promissory note agreement with the Company’s CEO and stockholder for $900,000 in exchange for the assignment of certain intellectual property and trademark rights. Under the terms of the promissory note agreement, the principal and any unpaid interest shall not become due until the Company attains financial stability, defined as strong revenue generation and cash flow.  Up to twelve quarterly payments may be made to fulfill payment of this note.  The note may be prepaid without premium or penalty. The note bears interest at 8% per annum and is payable at any time before the repayment date.  The note payable balance and accrued interest amounted to $813,500 and $104,391, respectively, at May 31, 2007. The note is secured by all intellectual property, trademarks, ongoing research and development and all other assets owned by the Company.

On July 26, 2006, the Company entered into a promissory note agreement with a stockholder for $50,000. Under the terms of the promissory note agreement, the principal and any unpaid interest shall be repaid at the earlier of six months, or when the Company raises funds in excess of $100,000 during the current funding round.  The note may be prepaid without premium or penalty. The note bears interest at 10% per annum and is payable at any time before the repayment date.  The note payable and related accrued interest balance amounted to $50,000 and $5,000, respectively, at May 31, 2007.  The note was subsequently paid off.

5.	COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases its office space under an operating lease expiring on June 30, 2009.

Total rental expense on operating leases for the three months ended May 31, 2007 and 2006 was $17,746 and $0, respectively and  for the nine months ended May 31, 2007 was $53,891, and $0 for the period from inception (September 16, 2005) through May 31, 2006.

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH MAY 31, 2007
(UNAUDITED)

5.	COMMITMENTS AND CONTINGENCIES (Continued)

Operating Leases (Continued)

As of May 31, 2007 the future minimum lease payments are as follows:

For the Years Ending May 31,
2008	$82,051
2009	84,512
2010	7,060

Total	$173,623

6.	COMMON STOCK AND MEMBERS’ UNITS

All shares of common stock for amounts received during the period from inception (September 16, 2005) through May 31, 2007 were issued in June 2007.

In November 2005, the Company performed a private placement and agreed to issue 20,000 shares of common stock at $1.00 per share for an aggregate total of $20,000.

In November 2005, the Company agreed to issue 30,000 shares of its common stock in exchange for legal services related to patents.  The shares were valued at $30,000, which represents the fair market value on the date the services were rendered.

In March 2006, the Company performed a private placement and agreed to issue 25,000 shares of common stock at $1.00 per share for an aggregate total of $25,000.

In August 2006, the Company performed a private placement and agreed to issue 100,000 shares of common stock at $1.00 per share for an aggregate total of $100,000.  The Company received cash proceeds totaling $97,000.

The LLC has the following classes of membership units.  The significant voting rights, profit allocation, and other rights and privileges are described below:

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH MAY 31, 2007
(UNAUDITED)

6.	COMMON STOCK AND MEMBERS’ UNITS (Continued)

Class A Membership Units - Fifty Percent (50%) of the Net Profit will be allocated to Class A Units until Class A Units have received a total of their original capital investment plus a one time return of their original capital. Thereafter Twenty Percent (20%) of the Net Profit will be allocated to Class A Units until Class A Units have received an additional one time return of their original capital. Thereafter, Ten Percent (10%) of the Net Profit will be allocated to Class A Units. The Members of Class A shall have an initial cumulative voting and economic interest equal to ten percent (10%).  Each Member of Class A shall be initially allocated a separate Voting Interest of the aggregate Voting Interest available to Members of Class A which shall be equivalent to the pro rata portion of each such Member’s Capital Contribution compared with the aggregate Capital Contributions of all Members of Class A.  Class A Membership Units have special anti-dilution rights.

Class B Membership Units – Ten Percent (10%) of the Net Profit will be allocated to Class B Units until Class B Units have received a total of One Million, Eight Hundred Thirty-nine Thousand and Four Hundred Dollars ($1,839,400). Thereafter Five Percent (5%) of the Net Profit will be allocated to Class B Units.  Class B Membership Units will not have any Voting Rights in the LLC.

Class C Membership Units – Twenty Percent (20%) of the Net Profit will be allocated to Class C Units until Class B Units have received a total of One Million, Eight Hundred Thirty-nine Thousand and Four Hundred Dollars ($1,839,400). Thereafter Twenty-five Percent (25%) of the Net Profit will be allocated to Class C Units until Class A Units have received their original capital investment plus a one time return of their original capital. Thereafter Fifty-five percent (55%) of the Net Profit will be allocated to Class C Units until Class A Units have received an additional one time their original capital. Thereafter, Sixty-five (65%) of the Net Profit will be allocated to Class C Units. Class C Membership Units shall have cumulative voting rights equal to ninety percent (90%).

Class D Membership Units – Ten Percent (10%) of the Net Profit will be allocated to Class D Units.  Class D Membership Units will not have any Voting Rights in the LLC.

Class E Membership Units – Ten Percent (10%) of the Net Profit will be allocated to Class E Units.  Class E Membership Units will not have any Voting Rights in the LLC.

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH MAY 31, 2007
(UNAUDITED)

6.	COMMON STOCK AND MEMBERS’ UNITS (Continued)

In July 2006, the LLC issued 1.5 Class A membership units in exchange for $25,000 of accounting services and $50,000 in legal services related to starting up the LLC.  The shares were valued at $75,000, which represents the fair market value of the services provided on the date of issuance.

In July 2006, the LLC issued 3 Class C units valued $150,000 for services rendered.

In September 2006, the LLC issued 3 Class A membership units in exchange for $150,000 in cash proceeds.

In November 2006, the LLC issued .6 Class A membership units in exchange for net cash of $25,000, which is net of offering costs of $5,000, in cash proceeds.

In February 2007, the LLC issued 5 Class A membership units in exchange for net cash of $190,000, which is net of offering costs of $60,000, in cash proceeds.

In March 2007, the LLC issued .5 Class A membership units in exchange for $25,000 in cash proceeds.

7.	PROVISION FOR INCOME TAXES

Deferred income taxes are reported using the liability method.  Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences.  Temporary differences arise from the difference between the reported amounts of assets and liabilities and their tax basis.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and tax rates on the date of enactment.

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH MAY 31, 2007
(UNAUDITED)

7.	PROVISION FOR INCOME TAXES (Continued)

The Company did not provide for any current or deferred U.S. federal income taxes or benefits for any of the periods presented because The Company has experienced operating losses since inception. The Company provided a full valuation allowance on the net deferred tax asset, consisting of net operating loss carry forwards, because management has determined that it is more likely than not that we will not earn sufficient income to realize the deferred tax assets during the carry forward period.

The components of the Company’s deferred tax asset as of May 31, 2007 are as follows:

Net operating loss carry forward	$620,000
Valuation allowance	(620,000)
Net deferred tax asset	$-

A reconciliation of the combined federal and state statutory income taxes rate and the effective rate is as follows:

Tax at statutory rate	$39.83%
Valuation allowance	(39.83%)
$-

As of May 31, 2007, the Company had federal and state net operating loss carryforwards of approximately $1,556,000 which can be used to offset future earnings in determining the federal income tax liability.  The federal and state net operating loss carryforwards expire at various dates through 2026.  Deferred tax assets resulting from the net operating losses are reduced by a valuation allowance, when, in the opinion of management, utilization is not reasonably assured. These carryforwards may be limited upon a change in ownership or consummation of a business combination under IRC Sections 381 and 382.

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH MAY 31, 2007
(UNAUDITED)

8.	SUBSEQUENT EVENTS

In June 2007, the Company issued 55,000 shares of common stock for $55,000 in cash proceeds.

In June 2007, the Company issued 16,800,000 shares of its common stock for cash proceeds of $168.

In July 2007, the LLC entered into a financial consulting agreement whereby the consultant will be compensated as follows: a) 2% of the Company’s first Ten Million Dollars of sales and 1% of the second Ten Million Dollars of Sales, b) assuming a change to corporate form for the LLC, grant of options or warrants to purchase 500,000 common  shares at $1.00 per share, expiring five years after date of grant and options or warrants to purchase 250,000 common shares at $2.00 per unit, expiring five years after date of grant. The agreement expires July 16, 2010.

In August 2007, the LLC issued .3 Class A membership units in exchange for $15,000 in cash proceeds.

On August 29, 2007, to complete the merger of the LLC into the Company, the Company issued 545,000 shares of its common stock to the members of the LLC in exchange for the 10.9 Class A Membership Units then outstanding.

On August 31, 2007, the Company and its stockholders have agreed to enter into a stock exchange agreement and plan of reorganization (the “Agreement”) with Springbank Resources, Inc. (“Springbank”) whereby Springbank will acquire all of the issued and outstanding shares of the Company in exchange for shares of Springbank’s common stock.

Subject to the terms and conditions of the Agreement, Springbank agrees to issue, and the stockholders of the Company agree to accept 18,384,500 shares of Springbank’s common stock in consideration for all of the issued and outstanding shares of the Company.  The shares of Springbank’s common stock will be allocated to the shareholders of the Company in accordance with the Agreement. . As of the date of the report, the stock exchange agreement has not closed and is subject to a number of conditions which must be met.

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH MAY 31, 2007
(UNAUDITED)

8.	SUBSEQUENT EVENTS (Continued)

From June 2007 through September 2007, the LLC entered into convertible note agreements totaling $3,884,000.  Under the terms of the agreements, amounts borrowed must be repaid by March 31, 2008 and accrue interest at the rate of 8% per annum.  At the option of the Company or the convertible note holder, the notes plus any accrued and unpaid interest may be converted into shares of the Company’s common stock on the basis of $1.00 per share or Class A Membership Units on the basis of one Class A Membership Unit for each $50,000 of principal and/or interest converted.  The notes may be prepaid at any time, at the option of the Company, in whole or in part.